Exhibit 32.5

SECTION 1350 CERTIFICATION OF
CILCORP INC.
(required by Section 906 of the
Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-K for the fiscal year ended December 31, 2007 of CILCORP Inc. (the “Registrant”) as filed by the Registrant with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), each undersigned officer of the Registrant does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 29, 2008

/s/  Gary L. Rainwater
Gary L. Rainwater
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)

/s/  Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)